                                                                    EXHIBIT 4.10

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                             CUSIP NO. 030145 20 5
              [NUMBER]                                    [SHARES]
                     [AMERICAN TECHNOLOGY CORPORATION LOGO]
                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                               PAR VALUE: $.00001
                                   [SPECIMEN]

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


-- fully paid and nonassessable shares of AMERICAN TECHNOLOGY CORPORATION Common
                          Stock, par value $.00001 --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


Michael A. Russell
[facsimile signature]                        Kalani Jones [facsimile signature]
-----------------------------                ---------------------------------
                    SECRETARY                                        PRESIDENT


                [AMERICAN TECHNOLOGY CORPORATION CORPORATE SEAL]


[Interwest Logo]                                   COUNTERSIGNED & REGISTERED
Interwest Transfer Co., Inc.                       COUNTERSIGNED Transfer Agent-
P.O. Box 17136/ Salt Lake City, Utah 84117         Authorized Signature

                         [Reverse Side of Certificate]

The within named Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the within named Transfer Agent.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

        TEN COM - as tenants in common          UNIF GIFT MIN ACT...Custodian..
        TEN ENT - as tenants by the entireties            (Cust)        (Minor)
        JT  TEN - as joint tenants with right of          under Uniform Gifts to
                  survivorship and not as tenants         Minors Act ___________
                  in common                                             (State)

    Additional abbreviations may also be used though not in the above list.

             for value received,_________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_____________________




                                    SPECIMEN
        _______________________________________________________________________
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER